UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )
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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Grubb & Ellis Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Grubb & Ellis Company issued the following press release on December 1, 2008.
PRESS RELEASE
FOR IMMEDIATE RELEASE

Contacts:

Media:	Janice McDill	Matthew Sherman / Andi Salas
	Grubb & Ellis	Joele Frank, Wilkinson Brimmer Katcher
	312.698.6707	212.355.4449
	janice.mcdill@grubb-ellis.com	msherman@joelefrank.com / asalas@joelefrank.com

Investors:	Laurie Connell / Amy Bilbija
MacKenzie Partners, Inc.
212.378.7071 / 650.798.5206
lconnell@mackenziepartners.com / abilbija@mackenziepartners.com
Grubb & Ellis Issues Open Letter Reminding Stockholders
To Vote By Internet or Telephone at this Wednesday’s Annual Meeting
All Four Major Proxy Advisory Firms Now Recommend Grubb & Ellis Stockholders Vote
to Re-Elect Company’s Directors at Annual Meeting on December 3
SANTA ANA, Calif. (Dec. 1, 2008) — Grubb & Ellis Company (NYSE: GBE), a leading real estate services and investment firm, today issued the following open letter to stockholders in connection with the company’s December 3, 2008 Annual Meeting of Stockholders:
December 1, 2008
Dear Grubb & Ellis Stockholder:
Grubb & Ellis’ December 3, 2008 Annual Meeting of Stockholders is just days away, and your vote is extremely important. Protect the value of your investment and the future of Grubb & Ellis. Vote your proxy today by Internet or Telephone FOR your Board’s independent and experienced directors — Harold H. Greene, Devin I. Murphy and D. Fleet Wallace.
We urge you to reject Anthony Thompson and his self-serving proxy campaign and to discard any proxy materials and NOT to sign any green proxy cards you may receive from him.
ALL FOUR MAJOR PROXY ADVISORY FIRMS NOW RECOMMEND STOCKHOLDERS VOTE FOR ALL THREE GRUBB & ELLIS DIRECTORS ON THE WHITE PROXY CARD
- more -
Grubb & Ellis Company
1551 N. Tustin Avenue,   Suite 300   Santa Ana, California 92705      714.667.8252

2 — 2 — 2
12/01/08
Grubb & Ellis Issues Open Letter Reminding Stockholders To Vote By Internet or Telephone at this Wednesday’s Annual Meeting
PROXY Governance, Inc. has joined RiskMetrics Group (formerly Institutional Shareholder Services or ISS), Glass Lewis & Co. and Egan-Jones Proxy Services in recommending that Grubb & Ellis stockholders vote FOR the re-election of all three of the Board’s incumbent directors and reject Mr. Thompson and his opposition slate. The analyses and recommendations of all four proxy advisory firms are relied upon by hundreds of major institutional investment firms, mutual funds and fiduciaries throughout the United States.
The support of all four leading independent proxy voting and corporate governance advisory firms reinforces our strong belief that our nominees are the right choice for Grubb & Ellis stockholders.
To follow the recommendations of PROXY Governance, RiskMetrics, Glass Lewis, and Egan-Jones, Grubb & Ellis stockholders should vote FOR the Board’s directors — Harold H. Greene, Devin I. Murphy and D. Fleet Wallace — by Internet or Telephone following the instructions on the WHITE proxy card and disregard any green cards received from Anthony Thompson.
YOUR BOARD IS EXPERIENCED, INDEPENDENT AND COMMITTED TO SERVING
THE BEST INTERESTS OF ALL STOCKHOLDERS
JOIN ALL FOUR PROXY ADVISORY FIRMS WHO RECOMMEND
THE RE-ELECTION OF YOUR DIRECTORS
VOTE YOUR WHITE PROXY CARD TODAY!
Your vote is extremely important — no matter how many or how few shares you own. Please take a few moments and follow the simple instructions to vote your proxy by Internet or Telephone.
To ensure that your vote is represented at the meeting, we urge you to vote TODAY. If you have voted a green proxy card sent to you by Mr. Thompson, you can still vote the WHITE proxy card and support your Board and Company. Only your latest-dated proxy card that is received in time counts. If you have any questions or need any assistance voting your shares, please contact MacKenzie Partners, Inc., Toll-Free at (800) 322-2885.
We appreciate your continued support.
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Grubb & Ellis Company
1551 N. Tustin Avenue,   Suite 300   Santa Ana, California 92705      714.667.8252

3 — 3 — 3
12/01/08
Grubb & Ellis Issues Open Letter Reminding Stockholders To Vote By Internet or Telephone at this Wednesday’s Annual Meeting
Sincerely,
Your Board of Directors

Glenn L. Carpenter	Harold H. Greene	Gary H. Hunt
Chairman of the Board		Interim Chief Executive Officer

C. Michael Kojaian	Robert J. McLaughlin	Devin I. Murphy

D. Fleet Wallace	Rodger D. Young

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885
- more -
Grubb & Ellis Company
1551 N. Tustin Avenue,   Suite 300   Santa Ana, California 92705      714.667.8252

4 — 4 — 4
12/01/08
Grubb & Ellis Issues Open Letter Reminding Stockholders To Vote By Internet or Telephone at this Wednesday’s Annual Meeting
About Grubb & Ellis
Grubb & Ellis Company (NYSE: GBE) is one of the largest and most respected commercial real estate services and investment companies. With more than 130 owned and affiliate offices worldwide, Grubb & Ellis offers property owners, corporate occupants and investors comprehensive integrated real estate solutions, including transaction, management, consulting and investment advisory services supported by proprietary market research and extensive local market expertise.
Grubb & Ellis and its subsidiaries are leading sponsors of real estate investment programs that provide individuals and institutions the opportunity to invest in a broad range of real estate investment vehicles, including tax-deferred 1031 tenant-in-common (TIC) exchanges; public non-traded real estate investment trusts (REITs) and real estate investment funds. As of September 30, 2008, more than $3.8 billion in investor equity has been raised for these investment programs. The company and its subsidiaries currently manage a growing portfolio of more than 225 million square feet of real estate. In 2007, Grubb & Ellis was selected from among 15,000 vendors as Microsoft Corporation’s Vendor of the Year. For more information regarding Grubb & Ellis Company, please visit www.grubb-ellis.com.
Forward-Looking Statements
Certain statements included in this press release may constitute forward-looking statements regarding, among other things, future revenue growth, market trends, new business opportunities and investment programs, synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors, certain combined financial information regarding Grubb & Ellis Company and NNN Realty Advisors, new hires, results of operations, changes in expense levels and profitability and effects on the Company of changes in the real estate markets. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by these statements. Such factors which could adversely affect the Company’s ability to obtain these results include, among other things: (i) the slowdown in the volume and the decline in transaction values of sales and leasing transactions; (ii) the general economic downturn and recessionary pressures on businesses in general; (iii) a prolonged and pronounced recession in real estate markets and values; (iv) the unavailability of credit to finance real estate transactions in general and the Company’s tenant-in-common programs, in particular; (v) the reduction in borrowing capacity under the Company’s current credit facility, and the additional limitations with respect thereto; (vi) the Company’s continuing ability to make interest and principal payments with respect to its credit facility; (vii) an increase in expenses related to new initiatives, investments in people, technology and service improvements; (viii) the success of current and new investment programs; (ix) the success of new initiatives and investments; (x) the inability to attain expected levels of revenue, performance, brand equity and expense synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors in general, and in the current macroeconomic and credit environment, in particular and (xi) other factors described in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2007 and in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking statements.
Important Information
On November 10, 2008, Grubb & Ellis Company filed a definitive proxy statement with the SEC in connection with the Company’s 2008 Annual Meeting. Grubb & Ellis Company’s stockholders are strongly advised to read the definitive proxy statement carefully before making any voting decision because the definitive proxy statement contains important information. The Company’s definitive proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s web site at www.sec.gov or from Grubb & Ellis Company at www.grubb-ellis.com. The Company’s definitive proxy statement and other materials will also be available without charge by written request addressed to Investor Relations, Grubb & Ellis Company, 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705. Grubb & Ellis Company, its directors and director nominees may be deemed to be participants in the solicitation of the Company’s security holders in connection with its 2008 Annual Meeting. Security holders may obtain information regarding the names, applications and interests of such individuals in the Company’s definitive proxy statement, its November 18, 2008 letter to stockholders, its November 20, 2008 investor presentation, and its November 24, 2008 letter to stockholders filed with the SEC as definitive additional soliciting materials.
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Grubb & Ellis Company
1551 N. Tustin Avenue,   Suite 300   Santa Ana, California 92705      714.667.8252